UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 9, 2016

PERRY ELLIS INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Florida	0-21764	59-1162998
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3000 N.W. 107th Avenue Miami, Florida	33172
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (305) 592-2830

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders

The annual meeting of shareholders of Perry Ellis International, Inc. (the “Company”) was held on Thursday, June 9, 2016. There were present, in person or by proxy, holders of 14,136,029 shares of common stock, or 90.8% of all shares eligible to vote.

Proposal 1: George Feldenkreis, Jane E. DeFlorio and Joe Arriola were elected to the Board of Directors for a term of three years.

Name	For	Withheld	Broker Non-Votes
George Feldenkreis	12,213,963	427,708	1,494,358
Jane E. DeFlorio	12,464,280	177,391	1,494,358
Joe Arriola	12,476,650	165,021	1,494,358

Proposal 2: The shareholders approved the Company’s executive compensation in a non-binding advisory vote (“say on pay vote”). The voting results were as follows:

For	Against	Abstentions	Broker Non-Votes
12,215,709	396,434	29,528	1,494,358

Proposal 3: The shareholders approved the Company’s 2016 Management Incentive Compensation Plan. The voting results were as follows:

For	Against	Abstentions	Broker Non-Votes
12,360,639	276,827	4,205	1,494,358

Proposal 4: The shareholders ratified the Audit Committee’s appointment of PricewaterhouseCoopers LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending January 30, 2016. The voting results were as follows:

For	Against	Abstentions
10,505,236	3,627,506	3,287

Proposal 5: The shareholders approved amendments to Article IV and Article VII of the Company’s Fourth Restated Articles of Incorporation regarding advance notice of nominations and proposals. The voting results were as follows:

For	Against	Abstentions	Broker Non-Votes
7,058,002	5,578,380	5,289	1,494,358

Proposal 6: The shareholders approved an amendment to Article VI of the Company’s Fourth Restated Articles of Incorporation to eliminate the classification of the Board of Directors. The voting results were as follows:

For	Against	Abstentions	Broker Non-Votes
9,129,856	3,505,016	6,799	1,494,358

The approval of this Proposal 6 does not affect the term of any director elected at or prior to the 2016 Annual Meeting, each of whom will complete his or her three-year term expiring at the 2017 annual meeting of shareholders, the 2018 annual meeting of shareholders, or the 2019 annual meeting of shareholders, as applicable. The director-nominees elected at the 2017 annual meeting of shareholders will become the first group of directors elected to serve for an annual term, and director-nominees elected at all subsequent annual meetings will also be elected to serve for an annual term expiring at the immediately following annual meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PERRY ELLIS INTERNATIONAL, INC.

Date: June 10, 2016	By:	/s/ Cory Shade
Cory Shade Executive Vice President, Secretary and General Counsel